UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund:    BlackRock Funds II

BlackRock Floating Rate Income Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Floating Rate Income Portfolio of

BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2013

Date of reporting period: 08/31/2013

Item 1 – Report to Stockholders

AUGUST 31, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock Floating Rate Income Portfolio	of BlackRock Funds II

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013

Dear Shareholder

Though we’ve seen spates of volatility over the past year, riskier asset classes generally outperformed lower-risk investments. Financial markets rallied last fall after the European Central Bank and the US Federal Reserve announced aggressive monetary stimulus programs, substantially increasing global liquidity. But markets weakened later in the year amid slowing global trade as many European countries fell into recession and growth continued to decelerate in China. In the United States, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at risk for recession.

The worst of the fiscal cliff was averted with a last-minute tax deal, allowing markets to get off to a good start in 2013. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies coupled with the absence of negative headlines from Europe created an aura of comfort for investors. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move in the opposite direction of yields.).

February brought a slowdown in global economic momentum and the pace of the rally moderated. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility given a resurgence of political instability in Italy and a severe banking crisis in Cyprus, while a poor outlook for European economies also dampened sentiment for overseas investment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

After peaking in late May, equity markets broadly sold off due to concerns about the US Federal Reserve reducing monetary stimulus. Volatility picked up considerably as investors abruptly retreated from risk assets and a sharp and dramatic rise in US Treasury yields resulted in tumbling prices for higher-quality fixed income investments. The downswing bottomed out in late June as a more dovish tone from the US central bank served to quell the extreme level of volatility in interest rates. Improving economic data and a positive outlook for corporate earnings helped financial markets regain strength in July, with major US equity indices hitting new record highs. However, markets slumped again in August as investors became more wary amid a number of unknowns. Mixed economic data spurred heightened uncertainty about the future of global growth and investors grew anxious about the timing and extent to which the US Federal Reserve would scale back on its asset-purchase program. Meanwhile, escalating political turmoil in Egypt and Syria renewed concerns about the impact of the broader issue of growing unrest in many countries across the Middle East-North Africa region.

On the whole, developed market equities generated strong returns for the 6- and 12-month periods ended August 31, 2013. Emerging markets, in contrast, suffered the impact of slowing growth and concerns about a shrinking global money supply. Extraordinary levels of interest rate volatility in the latter part of the period resulted in poor performance for most fixed income assets, especially US Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. Conversely, high yield bonds posted gains as the sector continued to benefit from investors’ ongoing search for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

Markets remain volatile, and investors continue to face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Though we’ve seen spates of volatility over the past year, riskier asset classes generally outperformed lower-risk investments.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	8.95%	18.70%
US small cap equities (Russell 2000® Index)	11.73	26.27
International equities (MSCI Europe, Australasia, Far East Index)	3.71	18.66
Emerging market equities (MSCI Emerging Markets Index)	(10.29)	0.54
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.11
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(6.10)	(7.51)
US investment grade bonds (Barclays US Aggregate Bond Index)	(2.61)	(2.47)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(5.99)	(3.74)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	0.84	7.56

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of August 31, 2013

Investment Objective

BlackRock Floating Rate Income Portfolio’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended August 31, 2013, the Fund underperformed its benchmark, the S&P®/LSTA Leveraged Loan Index.

What factors influenced performance?

•

The Fund’s exposure to names in the media non-cable industry detracted from performance. From a quality perspective, the Fund’s exposure to higher floating rate loan interests (bank loans) hindered overall results as this segment of the market underperformed lower quality loans.

•

Conversely, the Fund benefited from a tactical allocation to equities, which rallied during the period. In fixed income, security selection in the technology, healthcare and gaming industries boosted results. The Fund’s tactical allocation to high yield bonds generated additional gains as the asset class outperformed bank loans during the period.

Describe recent portfolio activity.

•

During the period, the Fund maintained its focus on the higher quality segments of the loan market in terms of loan structure, liquidity and overall credit quality. The Fund continued to seek issuers with attractive risk-reward characteristics and superior fundamentals while remaining cautious of lower-rated segments of the market. The bank loan market was strong in 2012 and continued to rally in 2013, attributable largely to robust demand from investors seeking protection from interest rate risk in their fixed income portfolios. Despite the positive market environment, the Fund continued to adhere to a strict investment discipline with the goal of pursuing yield while minimizing exposure to macro risks. As the average loan has been trading at or just above par, leaving little or no potential for capital appreciation, the Fund’s principal emphasis is on investing in strong companies with the ability to pay their debts despite a slow growth environment. Over the 12-month period, the Fund added to positions in the technology and healthcare industries.

•

The Fund held an allocation to cash and cash equivalents during the period. A portion of the cash balance was committed for pending transactions while the remainder was on reserve for use in the new-issue market as Fund management anticipates better opportunities to emerge following the seasonal slowdown and coinciding market correction. The Fund’s cash holdings created a drag on Fund returns relative to the benchmark index (which has no cash component) as cash investments underperformed the bank loan market during the period.

Describe portfolio positioning at period end.

•

At period end, the Fund held 93% of its total portfolio in floating rate loan interests and 5% in corporate bonds with the remainder invested in asset-backed securities. The Fund’s highest-conviction holdings included Federal-Mogul Corp. (automotive), Level 3 Financing, Inc. (wirelines) and Caesars entertainment Operating Co., Inc. (gaming).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Floating Rate Loan Interests	93%
Corporate Bonds	5
Asset-Backed Securities	2

Credit Quality Allocations[1]	Percent of Long-Term Investments
A	1%
BBB/Baa	5
BB/Ba	42
B	45
CCC/Caa	4
Not Rated	3

[1]	Using the higher of Standard and Poor’s or Moody’s Investors Service, Inc. ratings.

4	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund normally invests at least 80% of its assets in floating rate investments and investments that are the economic equivalent of floating rate investments, which effectively enables the Fund to achieve a floating rate of income.

[3]

This unmanaged composite index tracks returns in the leveraged loan market, capturing a broad cross-section of the US leveraged loan market —including dollar-denominated and US-syndicated loans to overseas issuers.

Performance Summary for the Period Ended August 31, 2013

				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields[5]	Unsubsidized 30-Day Yields[5]	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.07%	3.96%	1.97%	5.67%	N/A	5.07%	N/A	4.82%	N/A
Investor A	3.68	3.67	1.82	5.35	2.76%	4.74	4.23%	4.52	4.25%
Investor C	2.99	2.98	1.41	4.56	3.56	3.97	3.97	3.75	3.75
Investor C1	3.37	3.36	1.57	4.84	3.84	4.24	4.24	4.01	4.01
S&P®/LSTA Leveraged Loan Index	—	—	1.98	5.90	N/A	6.79	N/A	5.39	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

N/A—Not applicable as share class and index do not have a sales charge. Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During the Period[6]	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,019.70	$3.56	$1,000.00	$1,021.68	$3.57	0.70%
Investor A	$1,000.00	$1,018.20	$5.04	$1,000.00	$1,020.21	$5.04	0.99%
Investor C	$1,000.00	$1,014.10	$8.88	$1,000.00	$1,016.38	$8.89	1.75%
Investor C1	$1,000.00	$1,015.70	$7.47	$1,000.00	$1,017.80	$7.48	1.47%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013	5

About Fund Performance

The Fund acquired the assets and liabilities of BlackRock Senior Floating Rate Fund, Inc. (the “Predecessor Fund”) in a reorganization on March 21, 2011. The Predecessor Fund’s performance and financial history have been adopted by the Fund and will be used going forward from the date of reorganization.

•

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to March 21, 2011, Institutional Shares’ performance results are those of the Predecessor Fund restated to reflect Institutional Shares’ fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 2.50% and a service fee of 0.25% per year (but no distribution fee). Prior to March 21, 2011, Investor A Shares, performance results are those of the Predecessor Fund restated to reflect Investor A Shares’ fees.

•

Investor C and Investor C1 Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, Investor C and Investor C1 Shares are subject to a distribution fee of 0.75% and 0.50% per year, respectively, and a service fee of 0.25% and 0.25% per year, respectively. Prior to March 21, 2011, Investor C and Investor C1 Shares’ performance results are those of the Predecessor Fund restated to reflect Investor C and Investor C1 Shares’ fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 5 of the Notes to Consolidated Financial Statements for additional information on waivers and reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on March 1, 2013 and held through August 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts and swaps, as specified in Note 4 of the Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit and foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013	7

Consolidated Schedule of Investments August 31, 2013	(Percentages shown are based on Net Assets)

Asset-Backed Securities (a)(b)	Par (000)		Value
Adirondack Park CLO Ltd.:
Series 2013-1A, Class D, 3.92%, 4/15/24	USD	1,000	$955,000
Series 2013-1A, Class E, 4.92%, 4/15/24		1,500	1,353,750
ALM Loan Funding:
Series 2013-7R2A, Class B, 2.87%, 4/24/24		2,000	1,910,000
Series 2013-7RA, Class C, 3.72%, 4/24/24		5,000	4,719,000
Series 2013-7RA, Class D, 5.27%, 4/24/24		1,500	1,377,750
Apidos CLO XII, Series 2013-12A, Class D, 3.32%, 4/15/25		1,000	929,700
Atrium CDO Corp., Series 2013-10A, Class D, 3.78%, 7/16/25		750	711,375
Battalion CLO Ltd., Series 2013-4A, Class C, 3.53%, 10/22/25		1,250	1,172,625
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class C, 3.77%, 7/15/24		750	698,100
Central Park CLO Ltd., Series 2011-1A, Class D, 3.46%, 7/23/22		250	249,375
CIFC Funding Ltd., Series 2013-2A, Class B1L, 3.93%, 4/21/25		500	475,000
Dryden XXIII Senior Loan Fund, Series 2012-23A, Class D, 6.27%, 7/17/23		2,000	1,945,000
Duane Street CLO IV Ltd., Series 2007-4A, Class C, 1.26%, 11/14/21		2,750	2,502,500
ECP CLO Ltd., Series 2013-5A, Class C, 3.82%, 1/20/25		1,000	932,500
Emerson Park CLO Ltd., Series 2013-1A, Class D, 4.01%, 7/15/25		2,000	1,915,000
Gale Force 2 CLO Ltd., Series 2006-2A, Class D, 1.87%, 4/15/18		2,000	1,880,020
Halcyon Loan Advisors Funding Ltd., Series 2013-1A, Class C, 3.78%, 4/15/25		750	712,425
ING IM CLO Ltd., Series 2013-2A, Class C, 3.77%, 4/25/25		500	470,500
Madison Park Funding I Ltd., Series 2013-11A, Class D, 3.76%, 10/23/25		1,405	1,337,560
Mountain View CLO Ltd., Series 2013-1A, Class D, 3.57%, 4/12/24		500	467,500
Navigare Funding II CLO Ltd., Series 2007-2A, Class C, 1.02%, 4/17/21		4,000	3,660,000
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class D, 3.62%, 7/17/25		500	469,900
Sound Point CLO Ltd.:
Series 2013-2A, Class C1, 2.96%, 7/15/25		3,250	3,087,500
Series 2013-2A, Class D, 4.16%, 7/15/25		2,250	2,160,000
Tyron Park CLO Ltd., Series 2013-1A, Class D, 4.67%, 7/15/25		1,600	1,392,336

Asset-Backed Securities (a)(b)	Par (000)		Value
Vibrant CLO Ltd., Series 2013-2A, Class B, 3.01%, 7/24/24	USD	2,000	$1,903,000
Total Asset-Backed Securities — 1.8%			39,387,416

Common Stocks (c)		Shares
Chemicals — 0.0%
GEO Specialty Chemicals, Inc. (a)		39,151	31,321
Media — 0.1%
HMH Publishing Co. Ltd. (AKA Education Media)		48,185	1,451,584
Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd.		381,049	1,049,124
Ainsworth Lumber Co. Ltd. (a)		268,109	738,171

			1,787,295
Total Common Stocks — 0.2%			3,270,200

Corporate Bonds	Par (000)
Aerospace & Defense — 0.0%
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (a)	USD	730	755,136
Commercial Services — 0.0%
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)		742	745,710
Commercial Services & Supplies — 0.2%
Ceridian Corp., 8.88%, 7/15/19 (a)		2,750	3,093,750
Containers & Packaging — 0.1%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 7.00%, 11/15/20 (a)		2,160	2,100,600
Diversified Financial Services — 1.4%
Ally Financial, Inc.:
2.46%, 12/01/14 (b)		2,355	2,356,173
2.95%, 7/18/16 (b)		9,500	9,560,230
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
7.75%, 1/15/16		3,765	3,901,481
8.00%, 1/15/18		9,830	10,346,075
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 7.88%, 8/15/19		3,750	4,125,000

			30,288,959
Diversified Telecommunication Services — 0.1%
Avaya, Inc., 7.00%, 4/01/19 (a)		1,793	1,640,595
Level 3 Financing, Inc., 4.15%, 2/15/15 (b)		1,145	1,143,569

			2,784,164

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Consolidated Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AKA Also known as CAD Canadian Dollar CDO Collateralized Debt Obligation CLO Collateralized Loan Obligation	EUR Euro FKA Formerly known as GBP British Pound USD US Dollar

See Notes to Consolidated Financial Statements.

8	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Electric Utilities — 0.3%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
10.00%, 12/01/20	USD	4,780	$5,036,925
10.00%, 12/01/20 (a)		1,525	1,603,156

			6,640,081
Energy Equipment & Services — 0.0%
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (a)		754	804,895
Health Care Providers & Services — 0.3%
HCA, Inc., 6.50%, 2/15/16		3,500	3,797,500
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8.00%, 2/01/18		2,000	2,112,500

			5,910,000
Hotels, Restaurants & Leisure — 0.1%
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (a)		1,596	1,615,950
Household Durables — 0.4%
Beazer Homes USA, Inc., 6.63%, 4/15/18		1,395	1,469,981
Jarden Corp., 7.50%, 5/01/17		3,425	3,810,313
Lennar Corp., 4.75%, 12/15/17		2,750	2,791,250

			8,071,544
Household Products — 0.2%
Spectrum Brands, Inc., 9.50%, 6/15/18		4,000	4,400,000
Independent Power Producers & Energy Traders — 0.2%
Calpine Corp., 7.25%, 10/15/17 (a)		4,703	4,902,878
Internet Software & Services — 0.1%
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		2,790	3,027,150
Metals & Mining — 0.3%
ArcelorMittal, 5.00%, 2/25/17		2,735	2,796,537
FMG Resources August 2006 Pty Ltd., 6.00%, 4/01/17 (a)		4,385	4,461,737

			7,258,274
Oil, Gas & Consumable Fuels — 0.6%
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		960	1,020,000
Sabine Pass LNG LP, 7.50%, 11/30/16		10,000	11,012,500

			12,032,500
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor, Inc., 9.25%, 4/15/18 (a)		2,350	2,538,000
Trading Companies & Distributors — 0.0%
United Rentals North America, Inc., 5.75%, 7/15/18		535	571,113
Total Corporate Bonds — 4.4%			97,540,704

Floating Rate Loan Interests (b)	Par (000)		Value
Aerospace & Defense — 1.3%
Atlantic Aviation FBO, Inc., Term Loan (2013), 3.25%, 6/01/20	USD	2,600	$2,577,250
Digitalglobe, Inc., Term Loan, 3.75%, 1/31/20		3,945	3,970,992
Doncasters U.S. Finance LLC (Doncasters U.S. LLC), Term B Loans, 5.50%, 4/09/20		2,708	2,731,909
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		11,210	11,246,860
The SI Organization, Inc., New Tranche B Term Loan, 5.50%, 11/22/16		1,329	1,292,516
Spirit Aerosystems, Inc. (FKA Mid-Western Aircraft Systems, Inc. & Onex Wind Finance LP), Term B Loan, 3.75%, 4/18/19		1,466	1,475,603
TransDigm, Inc.:
Tranche B Term Loan, 3.50%, 2/14/17		3,301	3,317,277
Tranche C Term Loan, 3.75%, 2/28/20		1,597	1,594,755

			28,207,162
Air Freight & Logistics — 0.2%
Mirror Bidco Corp., Term Loan, 5.25%, 12/28/19		4,368	4,389,890
Airlines — 0.8%
AWAS Finance Luxembourg SA (FKA AWAS Finance Luxembourg S.à r.l.), Loan, 3.50%, 6/10/16		3,120	3,120,304
Delta Air Lines, Inc., New Term B-1 Loan, 4.00%, 10/18/18		5,137	5,146,640
Northwest Airlines, Inc.:
B757-300, 1.68%, 3/10/17		834	738,279
B757-300, 2.30%, 3/10/17		1,000	925,103
Loan B757-200 (2), 1.68%, 9/10/18		840	743,147
Loan B757-200, 1.68%, 9/10/18		847	750,078
Loan B757-300 (2), 2.30%, 3/10/17		1,000	925,550
US Airways, Inc., Tranche B1 Term Loan, 4.25%, 5/23/19		5,425	5,347,043

			17,696,144
Auto Components — 2.2%
Affinia Group, Inc., Tranche B-2 Term Loan, 4.75%, 4/25/20		3,580	3,580,000
Allison Transmission, Inc., New Term B-2 Loan, 3.19%, 8/07/17		1,222	1,223,921
Federal-Mogul Corp.:
Tranche B Term Loan, 2.12% - 2.13%, 12/29/14		18,262	17,782,544
Tranche C Term Loan, 2.12% - 2.13%, 12/28/15		14,410	14,031,836
Fram Group Holdings, Inc./Prestone Holdings, Inc., Term Loan (First Lien), 6.50%, 7/29/17		3,535	3,393,437
The Goodyear Tire & Rubber Co., Loan (Second Lien), 4.75%, 4/30/19		6,745	6,779,872
Navistar, Inc., Tranche B Term Loan, 5.75%, 8/17/17		1,910	1,936,019

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013	9

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Auto Components (concluded)
UCI International, Inc. (United Components), Term Loan, 5.50%, 7/26/17	USD	1,389	$1,392,848

			50,120,477
Beverages — 0.1%
CIH International S.à r.l., European Term B Loan, 2.75%, 5/01/20		2,220	2,208,900
Biotechnology — 0.3%
Grifols, Inc., New U.S. Tranche B Term Loan, 4.25%, 6/01/17		3,702	3,721,456
Ikaria Acquisition, Inc.:
New Tranche B Loan, 7.25%, 7/03/18		2,170	2,174,080
Term Loan (Second Lien), 11.00%, 7/03/19		1,500	1,500,000

			7,395,536
Building Products — 2.0%
Apex Tool Group LLC, Term Loan, 4.50%, 1/31/20		7,865	7,883,535
Armstrong World Industries, Inc., Term Loan B, 3.50%, 3/15/20		3,491	3,479,031
Capital Safety North America Holdings, Inc. (FKA Hupah Finance, Inc.), Initial Term Loan, 4.50%, 1/21/19		5,700	5,678,654
Continental Building Products LLC, First Lien Term Loan, 3.50%, 8/14/20		4,135	4,128,095
CPG International I, Inc., Term Loan, 5.75%, 9/21/19		5,037	5,074,715
Tronox Pigments (Netherlands) BV, New Term Loan, 4.50%, 3/19/20		5,504	5,556,526
Unifrax Holding Co., New Term B Dollar Loan, 4.25%, 11/28/18		1,736	1,738,879
Wilsonart LLC, Initial Term Loan, 4.00%, 10/31/19		11,047	10,952,759

			44,492,194
Capital Markets — 1.1%
American Capital Ltd. (FKA American Capital Strategies Ltd.), Senior Secured Term Loan, 4.00%, 8/22/16		8,291	8,318,358
Gardner Denver, Inc.:
Initial Dollar Term Loan, 4.25%, 7/30/20		10,261	10,204,512
Term Loan, 4.75%, 7/30/20	EUR	4,402	5,801,102

			24,323,972
Chemicals — 3.6%
Allnex (Luxembourg) & Cy S.C.A., Tranche B-1 Term Loan, 4.50%, 10/04/19	USD	2,199	2,199,029
Allnex USA, Inc.:
Term Loan (Second Lien), 8.25%, 4/03/20		1,615	1,655,375
Tranche B-2 Term Loan, 4.50%, 10/04/19		1,141	1,140,971
Arysta LifeScience SPC LLC:
Initial Term Loan (First Lien), 4.50%, 5/29/20		11,010	11,000,862
Initial Term Loan (Second Lien), 8.25%, 11/30/20		3,890	3,877,046
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		7,899	7,562,959

Floating Rate Loan Interests (b)	Par (000)		Value
Chemicals (concluded)
Axalta Coating Systems Dutch Holding B BV & Axalta Coating Systems U.S. Holdings, Inc. (FKA Flash Dutch 2 BV), Initial Term B Loan, 4.75%, 2/01/20	USD	11,337	$11,410,275
Chemtura Corp., Term Facility, 5.50%, 8/29/16		2,463	2,476,863
Eagle Spinco, Inc., Term Loan, 3.50%, 1/28/17		1,534	1,545,730
General Chemical Corp., New Tranche B Term Loan, 5.00% - 5.75%, 10/06/15		1,480	1,484,553
Huntsman International LLC, Extended Term B Loan, 2.68% - 2.73%, 4/19/17		925	924,038
Ineos U.S. Finance LLC:
Cash Dollar Term Loan, 4.00%, 5/04/18		5,352	5,306,335
Short-Dated Cash Dollar Term Loan, 2.18%, 5/04/15		620	621,217
MacDermid, Inc.:
Tranche B Term Loan (First Lien), 4.00%, 6/07/20		6,365	6,369,010
Tranche B Term Loan (Second Lien), 7.75%, 12/07/20		1,070	1,080,700
Oxea Finance & Cy SCA (Oxea Finance LLC):
Term Loan (Second Lien), 8.25%, 7/15/20		4,720	4,706,737
Tranche B-2 Term Loan (First Lien), 4.25%, 1/15/20		8,820	8,805,271
Royal Adhesives & Sealants LLC, Term B Loan (First Lien), 4.25%, 7/31/18		2,485	2,509,850
Tata Chemicals North America, Term Loan, 3.75%, 8/07/20		2,165	2,162,294
Univar, Inc., Term B Loan, 5.00%, 6/30/17		3,374	3,287,792

			80,126,907
Commercial Services & Supplies — 6.4%
ADS Waste Holdings, Inc., Tranche B Term Loan, 4.25%, 10/09/19		12,577	12,589,009
American Rock Salt Co. LLC, Initial Loan, 5.50%, 4/25/17		2,297	2,293,353
Aramark Corp.:
LC-2 Facility, 0.03% - 3.65%, 7/26/16		25	24,744
LC-3 Facility, 0.03% - 3.65%, 7/26/16		10	10,154
U.S. Term B Loan (Extending), 3.78%, 7/26/16		375	376,256
U.S. Term C Loan, 3.78%, 7/26/16		2,781	2,787,682
U.S. Term D Loan, 4.00%, 9/09/19		7,100	7,126,625
AWAS Finance Luxembourg 2012 SA, Term Loan, 3.50%, 7/16/18		861	863,452
Ceridian Corp., 2013 New Replacement U.S. Term Loan, 4.43%, 8/14/15		12,794	12,780,989
DynCorp International, Inc., Term Loan, 6.25%, 7/07/16		1,006	1,011,834
Garda Security, Term B Loan, 4.50%, 11/13/19		1,459	1,469,917
GCA Services Group, Inc.:
Initial Loan (Second Lien), 9.25%, 11/01/20		1,755	1,781,325
Initial Term Loan (First Lien), 5.25%, 11/01/19		2,633	2,636,083
Getty Images, Inc., Initial Term Loan, 4.75%, 10/18/19		2,864	2,754,672
HD Supply, Inc., Term Loan, 4.50%, 10/12/17		20,618	20,664,969
IG Investments Holdings LLC, Tranche B Term Loan (First Lien), 6.00%, 10/31/19		2,587	2,612,870

See Notes to Consolidated Financial Statements.

10	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Commercial Services & Supplies (concluded)
Infogroup, Inc., Term B Loan, 8.00%, 5/26/18	USD	1,423	$1,277,011
Intelligrated, Inc., Term Loan (First Lien 2012), 4.50% - 5.50%, 7/30/18		4,193	4,198,118
KAR Auction Services, Inc., Term Loan, 3.75%, 5/19/17		6,026	6,042,329
Kronos, Inc., Initial Term Loan (Second Lien), 9.75%, 4/30/20		2,130	2,201,887
Laureate Education, Inc., Series 2018 Extended Term Loan, 5.25%, 6/15/18		7,520	7,491,877
Livingston International, Inc.:
Initial Term B-1 Loan (First Lien), 5.00%, 4/18/19		3,085	3,069,575
Initial Term Loan (Second Lien), 9.00%, 4/17/20		1,410	1,415,880
Nexeo Solutions LLC, Initial Loans, 5.00%, 9/08/17		5,855	5,800,861
Progressive Waste Solutions Ltd., Term B Loan, 3.50%, 10/24/19		2,756	2,763,040
Protection One, Inc., Term Loan (2012), 4.25%, 3/21/19		4,492	4,525,341
RP Crown Parent LLC, Term Loan (First Lien), 6.75%, 12/21/18		2,398	2,418,932
The ServiceMaster Co., Tranche C Term Loan, 4.25%, 1/31/17		11,402	11,054,351
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19		8,120	8,127,633
Tervita Corp. (FKA CCS Corp.), Term Loan, 6.25%, 5/15/18		1,952	1,930,752
TWCC Holding Corp., Term Loan (Second Lien), 7.00%, 6/26/20		5,050	5,176,250
W3 Co.:
Term Loan (First Lien), 5.75%, 3/13/20		3,756	3,779,060
Term Loan (Second Lien), 9.25%, 9/13/20		1,456	1,481,836

			144,538,667
Communications Equipment — 1.4%
Alcatel-Lucent USA, Inc.:
Euro Term Loan, 6.25%, 1/30/19	EUR	2,458	3,255,461
U.S. Term Loan, 5.75%, 1/30/19	USD	16,328	16,394,932
Arris Enterprises, Inc., Term B Facility, 3.50%, 4/17/20		3,556	3,507,191
Commscope, Inc., Tranche 2 Term Loan, 3.75%, 1/14/18		4,497	4,519,871
Riverbed Technology, Inc., Loan, 4.00%, 12/18/19		4,150	4,179,494

			31,856,949
Computers & Peripherals — 0.5%
CDW LLC (FKA CDW Corp.), Term Loan, 3.50%, 4/29/20		10,981	10,852,666
Construction & Engineering — 0.1%
USIC Holdings, Inc., Initial Term Loan (First Lien), 4.75%, 7/10/20		3,050	3,051,525

Floating Rate Loan Interests (b)	Par (000)		Value
Construction Materials — 0.3%
Faenza Acquisition GmbH, Initial Dollar Term B-1 Loan, 3.25%, 7/30/20	USD	7,255	$7,258,047
Containers & Packaging — 1.1%
Berry Plastics Corp., Term D Loan, 3.50%, 2/08/20		1,222	1,211,905
Clondalkin Acquisition BV, Term Loan (First Lien), 5.75%, 5/31/20		3,525	3,533,813
Pact Group (USA), Inc., Term Loan, 3.75%, 5/29/20		10,000	9,887,500
Polarpak, Inc., USD Term Loan (Canadian Borrower Portion), 4.50%, 6/07/20		1,878	1,882,428
Sealed Air Corp., Term B-1 Facility, 4.00%, 10/03/18		2,623	2,643,500
Tekni-Plex, Inc., Term Loan, 5.50% - 6.50%, 8/10/19		3,675	3,656,625
WNA Holdings, Inc.:
Term Loan (Second Lien), 8.50%, 12/07/20		1,380	1,386,900
USD Term Loan (U.S. Borrower Portion), 4.50%, 6/07/20		1,020	1,022,554

			25,225,225
Distributors — 0.2%
VWR Funding, Inc., Dollar Term B-1 Loan, 4.18%, 4/03/17		4,269	4,268,550
Diversified Consumer Services — 1.3%
Bright Horizons Family Solutions LLC (FKA Bright Horizons Family Solutions, Inc.), Term B Loan, 4.00% - 5.25%, 1/30/20		13,109	13,115,680
Education Management LLC:
Tranche C-2 Term Loan, 4.31%, 6/01/16		995	906,275
Tranche C-3 Term Loan, 8.25%, 3/30/18		298	284,193
Learning Care Group (U.S.) No. 2, Inc., Term Loan 2013, 6.00%, 5/08/19		2,275	2,267,424
RentPath, Inc., Term Loan B, 6.25%, 5/29/20		5,750	5,637,415
The ServiceMaster Co., Tranche B Term Loan, 4.44%, 1/31/17		1,155	1,121,955
Weight Watchers International, Inc., Initial Tranche B-2 Term Loan, 3.75%, 4/02/20		6,574	6,459,540

			29,792,482
Diversified Financial Services — 1.4%
HarbourVest Partners LP, Term Loan, 4.75%, 11/21/17		2,296	2,307,692
KCG Holdings, Inc., Term Loan, 5.75%, 12/05/17		6,146	6,119,142
Nuveen Investments, Inc.:
Tranche B First-Lien Term Loan, 4.18%, 5/13/17		2,278	2,265,158
Tranche B Second-Lien Term Loan, 6.50%, 2/28/19		4,764	4,736,226
Reynolds Group Holdings, Inc., U.S. Term Loan, 4.75%, 9/28/18		9,761	9,819,523
Springleaf Financial Funding Co. (FKA American General Finance Corp.), Initial Loan, 5.50%, 5/10/17		5,489	5,487,428

			30,735,169

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013	11

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Diversified Telecommunication Services — 4.5%
Avaya, Inc.:
Term B-3 Loan, 4.76%, 10/26/17	USD	10,527	$9,352,629
Term B-5 Loan, 8.00%, 3/31/18		968	913,427
Consolidated Communications, Inc., Incremental Term 3 Loan, 5.25%, 12/31/18		6,333	6,391,757
Hawaiian Telcom Communications, Inc., Term Loan, 5.00%, 6/06/19		4,051	4,055,690
Integra Telecom Holdings, Inc.:
Initial Loan (Second Lien), 9.75%, 2/21/20		3,130	3,212,163
Term B Loan, 5.25%, 2/22/19		4,010	4,045,037
Intelsat Jackson Holdings Ltd., Tranche B-1 Term Loan, 4.25%, 4/02/18		15,550	15,651,084
Level 3 Financing, Inc.:
Tranche B 2020 Term Loan, 4.00%, 1/15/20		12,700	12,689,459
Tranche B-II 2019 Term Loan, 4.75%, 8/01/19		15,745	15,728,468
Tranche B-III 2019 Term Loan, 4.00%, 8/01/19		3,865	3,857,772
LTS Buyer LLC (Sidera Networks, Inc.), Term B Loan (First Lien), 4.50%, 4/13/20		6,240	6,271,200
Telesat Canada, Term A Loan, 3.00%, 3/28/17	CAD	5,099	4,829,110
TW Telecom Holdings, Inc. (FKA Time Warner Telecom Holdings, Inc.), Term Loan B Loan, 2.69%, 4/17/20	USD	1,210	1,209,395
U.S. Telepacific Corp., Term Loan Advance, 5.75%, 2/23/17		6,963	6,940,134
West Corp., Term B-8 Loan, 3.75%, 6/30/18		5,877	5,876,535
Windstream Corp., Tranche B-4 Term Loan, 3.50%, 1/23/20		498	497,192

			101,521,052
Electric Utilities — 0.5%
La Frontera Generation LLC, Term Loan, 4.50%, 9/30/20		11,225	11,232,072
Electrical Equipment — 0.5%
Generac Power Systems, Inc., Term Loan B, 3.50%, 5/31/20		8,160	8,111,530
WESCO Distribution, Inc., Tranche B-1 Loan, 4.50%, 12/12/19		3,359	3,374,666

			11,486,196
Energy Equipment & Services — 1.5%
Drillships Financing Holding, Inc., Tranche B-2 Term Loan, 5.50%, 7/15/16		9,135	9,203,513
ION Trading Technologies S.à r.l.:
Loan (Second Lien), 8.25%, 5/22/21		1,235	1,234,234
Term Loan (First Lien), 4.50%, 5/22/20		4,425	4,422,257
Offshore Group Investment Ltd. (Vantage Drilling Co.):
Loan, 6.25%, 10/25/17		5,379	5,415,777
Second Term Loan, 5.75%, 3/28/19		7,032	7,085,118
Pacific Drilling SA, Term Loan, 4.50%, 6/03/18		5,870	5,892,013

			33,252,912

Floating Rate Loan Interests (b)	Par (000)		Value
Food & Staples Retailing — 1.9%
Alliance Boots Ltd. (FKA AB Acquisitions UK Topco 2 Ltd.):
Facility B1, 3.48%, 7/09/15	GBP	4,925	$7,542,168
Facility B4, 3.98%, 7/09/17		750	1,148,972
BJ’s Wholesale Club, Inc.:
Initial Loans (Second Lien), 9.75%, 3/26/20	USD	1,505	1,534,167
New 2013 Replacement Loan (First Lien), 4.25%, 9/26/19		7,418	7,417,466
Performance Food Group, Inc. (FKA Vistar Corp.), Initial Loan, 6.25%, 11/14/19		9,180	9,065,250
Rite Aid Corp.:
Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20		3,935	4,032,155
Tranche 6 Term Loan, 4.00%, 2/21/20		3,132	3,136,065
Sprouts Farmers Markets Holdings LLC, Initial Term Loan, 4.00%, 4/23/20		1,759	1,760,317
Supervalu, Inc., New Term Loan, 5.00%, 3/21/19		4,161	4,171,251
U.S. Foods, Inc. (AKA U.S. Foodservice, Inc.), Incremental Term Loan, 4.50%, 3/31/19		2,869	2,871,137

			42,678,948
Food Products — 2.1%
AdvancePierre Foods, Inc., Term Loan (First Lien), 5.75%, 7/10/17		4,547	4,585,528
Boulder Brands, Inc. (FKA Smart Balance, Inc.), Term Loan, 5.00%, 7/09/20		1,700	1,700,714
CTI Foods Holding Co. LLC, Term Loan (First Lien), 4.50%, 6/29/20		3,950	3,910,500
Del Monte Foods Co., Initial Term Loan, 4.00%, 3/08/18		7,261	7,254,971
Dole Food Co., Inc., Tranche B Term Loan, 3.75% - 5.00%, 4/01/20		6,903	6,890,344
H. J. Heinz Co., Term B-1 Loan, 3.25%, 6/07/19		2,425	2,431,814
Michael Foods Group, Inc. (FKA M-Foods Holdings, Inc.), Term B Facility, 4.25%, 2/25/18		1,337	1,345,297
Pinnacle Foods Finance LLC, New Term Loan G, 3.25%, 4/29/20		8,655	8,561,205
Reddy Ice Corp.:
Term B Loan (First Lien), 6.75% - 7.75%, 5/01/19		6,678	6,661,567
Term B Loan (Second Lien), 10.75%, 11/01/19		3,750	3,693,750

			47,035,690
Health Care Equipment & Supplies — 2.4%
Biomet, Inc., Dollar Term B-1 Loan, 3.93% - 4.02%, 7/25/17		6,114	6,126,491
ConvaTec, Inc., Dollar Term Loan, 5.00%, 12/22/16		3,928	3,943,565
DJO Finance LLC (ReAble Therapeutics Finance LLC), Tranche B Term Loan, 4.75%, 9/15/17		8,694	8,738,993
Hologic, Inc., Refinancing Tranche B Term Loan, 3.75%, 8/01/19		9,890	9,917,951

See Notes to Consolidated Financial Statements.

12	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Health Care Equipment & Supplies (concluded)
Immucor, Inc. (FKA IVD Acquisition Corp.), Term B-2 Loan, 5.00%, 8/19/18	USD	13,920	$13,972,297
Kinetic Concepts, Inc., Dollar Term D-1 Loan, 3.50%, 5/04/18		2,005	2,007,506
Onex Carestream Finance LP:
Term Loan (First Lien 2013), 5.00%, 6/07/19		4,610	4,644,575
Term Loan (Second Lien), 9.50%, 12/07/19		3,675	3,642,844

			52,994,222
Health Care Providers & Services — 3.9%
American Renal Holdings, Inc.:
Initial Term Loan (Second Lien), 8.50%, 3/20/20		3,520	3,476,000
Term B Loan (First Lien), 4.50%, 8/20/19		8,953	8,874,228
Ardent Medical Services, Inc., Term Loan (First Lien), 6.75%, 7/02/18		1,846	1,841,111
CHG Healthcare Services, Inc. (FKA CHG Buyer Corp.), Term Loan (First Lien), 5.00%, 11/19/19		2,959	2,979,082
DaVita HealthCare Partners, Inc. (FKA DaVita, Inc.):
Tranche B Term Loan, 4.50%, 10/20/16		4,557	4,585,100
Tranche B-2 Term Loan, 4.00%, 11/01/19		9,890	9,925,608
Drumm Investors LLC (AKA Golden Living), Term Loan, 5.00%, 5/04/18		4,676	4,456,475
Emdeon, Inc., Term B-2 Loan, 3.75%, 11/02/18		4,853	4,862,336
Envision Healthcare Corp. (FKA Emergency Medical Services Corp.), Initial Term Loan, 4.00%, 5/25/18		4,861	4,870,633
Fresenius SE, Tranche B Term Loan, 2.25%, 8/07/19		9,960	9,956,912
Genesis Healthcare LLC, Loan, 10.00% - 10.75%, 12/04/17		3,128	3,213,744
HCA, Inc.:
Tranche B-4 Term Loan, 2.93%, 5/01/18		1,770	1,768,035
Tranche B-5 Term Loan, 3.03%, 3/31/17		2,360	2,357,947
Iasis Healthcare LLC, Term B-2 Loan, 4.50%, 5/03/18		2,668	2,681,475
LHP Operations Co. LLC, Term Loan, 9.00%, 7/03/18		2,900	2,871,000
Surgical Care Affiliates LLC, Class C Incremental Term Loan, 4.25%, 6/29/18		3,850	3,850,000
Truven Health Analytics, Inc. (FKA Thomson Reuters (Healthcare), Inc.), New Tranche B Term Loan, 4.50%, 6/06/19		4,796	4,809,713
U.S. Renal Care, Inc.:
Incremental Tranche B-1 Term Loan Second Lien, 8.50%, 7/03/20		1,205	1,205,000
Tranche B-1 Term Loan (First Lien), 5.25%, 7/03/19		3,871	3,869,674
Universal Health Services, Inc., Tranche B-1 Term Loan, 2.43%, 11/15/16		2,129	2,135,881
Vanguard Health Holding Co. II LLC (Vanguard Health System, Inc.), Term B Loan, 3.75%, 1/29/16		1,708	1,706,949

			86,296,903
Health Care Technology — 0.4%
IMS Health, Inc., Tranche B-1 Dollar Term Loan, 3.75%, 9/01/17		7,137	7,141,768

Floating Rate Loan Interests (b)	Par (000)		Value
Health Care Technology (concluded)
MedAssets, Inc., Term B Loan, 4.00%, 12/13/19	USD	1,457	$1,458,763

			8,600,531
Hotels, Restaurants & Leisure — 7.3%
Bally Technologies, Inc., Term Loan, 3.25%, 8/21/20		10,325	10,305,692
Bass Pro Group LLC, Loan, 4.00%, 11/20/19		7,076	7,079,163
Boyd Gaming Corp., Term B Loan, 4.00%, 8/14/20		9,550	9,561,842
Caesars Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.), Term B-6 Loan, 5.43%, 1/28/18		1,360	1,221,362
Caesars Linq LLC/Caesars Octavius LLC, Term B Loan, 9.25%, 4/25/17		4,070	4,090,350
Cedar Fair LP, U.S. Term Facility, 3.25%, 3/06/20		2,125	2,127,862
Centaur Acquisition LLC:
Term Loan (First Lien), 5.25%, 2/20/19		4,928	4,956,378
Term Loan (Second Lien), 8.75%, 2/20/20		2,795	2,815,963
Four Seasons Holdings, Inc., Term Loan (Second Lien), 6.25%, 12/27/20		3,540	3,593,100
Harrah’s Las Vegas Propco LLC, Senior Loan, (0.01)% - 3.68%, 2/13/14		33,168	31,558,971
Merlin Entertainments Group Luxembourg 2 S.à r.l., Senior Secured Term Loan, 3.75%, 7/03/19		5,790	5,800,364
MGM Resorts International (MGM Grand Detroit LLC):
Term A Loan, 2.93%, 12/20/17		8,642	8,648,748
Term B Loan, 3.50%, 12/20/19		5,289	5,267,885
OSI Restaurant Partners LLC, 2013 Replacement Term Loan, 3.50%, 10/28/19		3,300	3,291,750
Pinnacle Entertainment, Inc., Tranche B-2 Term Loan, 3.75%, 8/13/20		7,870	7,889,596
Playa Resorts Holdings, Initial Term Loan, 4.75%, 8/09/19		4,720	4,733,782
ROC Finance LLC, Funded Term B Loan, 5.00%, 6/20/19		2,865	2,868,793
Seaworld Parks & Entertainment, Inc. (FKA SW Acquisitions Co., Inc.), Term B-2 Loan, 3.00%, 5/14/20		2,740	2,715,587
Six Flags Theme Parks, Inc., Tranche B Term Loan, 4.00% - 5.25%, 12/20/18		2,529	2,549,619
Station Casinos LLC, B Term Loan, 5.00%, 3/02/20		19,701	19,832,028
Travelport LLC (FKA Travelport, Inc.):
Term Loan, 6.25%, 6/26/19		8,785	8,868,461
Tranche 1 Loan, 9.50%, 1/31/16		3,690	3,819,027
Twin River Management Group, Inc. (FKA BLB Management Services, Inc.), Term Loan, 5.25%, 11/10/18		5,246	5,283,626
Wendy’s International, Inc., Term B Loan, 3.50% - 4.75%, 5/15/19		3,715	3,703,102

			162,583,051

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013	13

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Household Products — 0.6%
Spectrum Brands, Inc.:
Initial U.S. Term Loan, 4.50% - 5.50%, 12/17/19	USD	5,735	$5,768,076
Tranche A Term Loan, 2.25%, 8/13/17		7,555	7,547,369
Tranche C Term Loan, 2.75%, 8/13/19		785	784,827

			14,100,272
Independent Power Producers & Energy Traders — 1.3%
The AES Corp., 2013 Other Term Loan, 3.75%, 6/01/18		5,586	5,612,914
Calpine Construction Finance Co. LP, Term B-1 Loan, 3.00%, 5/03/20		1,050	1,036,308
Calpine Corp.:
Term Loan (3/11), 4.00%, 4/01/18		6,157	6,167,594
Term Loan (6/11), 4.00%, 4/01/18		1,481	1,483,671
Term Loan, 4.00%, 10/09/19		2,089	2,093,924
Dynegy, Inc., Tranche B-2 Term Loan, 4.00%, 4/23/20		4,730	4,698,451
Panda Temple Power II LLC, Construction Term Loan Advance, 7.25%, 4/03/19		3,570	3,614,625
Star West Generation LLC, Term B Advance, 4.25%, 3/13/20		3,751	3,778,729

			28,486,216
Insurance — 1.4%
Alliant Holdings I LLC, Initial Term Loan, 5.00%, 12/20/19		2,871	2,879,560
Asurion LLC (FKA Asurion Corp.), Incremental Tranche B-1 Term Loan, 4.50%, 5/24/19		12,138	11,981,078
CNO Financial Group, Inc.:
Tranche B-1 Term Loan, 3.00%, 9/28/16		2,117	2,120,289
Tranche B-2 Term Loan, 3.75%, 9/28/18		3,139	3,143,275
Cooper Gay Swett & Crawford Ltd. (CGSC of Delaware Holdings Corp.):
Term Loan (First Lien), 5.00%, 4/16/20		4,360	4,381,800
Term Loan (Second Lien), 8.25%, 10/16/20		1,930	1,954,125
Cunningham Lindsey U.S., Inc., Initial Term Loan (First Lien), 5.00%, 12/10/19		2,378	2,348,324
National Financial Partners Corp., Term B Loan, 5.25%, 7/01/20		1,950	1,960,979

			30,769,430
Internet Software & Services — 0.4%
Web.com Group, Inc., Term Loan (First Lien), 4.50%, 10/27/17		1,547	1,551,693
Zayo Group LLC (Zayo Capital, Inc.), Term Loan, 4.50%, 7/02/19		7,806	7,826,621

			9,378,314
IT Services — 0.6%
CompuCom Systems, Inc., Term Loan, 4.25%, 5/09/20		1,690	1,673,100
Evertec Group LLC (FKA Evertec LLC), Term B Loan, 3.50%, 4/17/20		2,825	2,805,225
Genpact Ltd., Term Loan, 3.50%, 8/30/19 Moneygram International, Inc., Term Loan, 4.25%, 3/27/20		5,865 2,848	5,867,789 2,854,982

			13,201,096

Floating Rate Loan Interests (b)	Par (000)		Value
Leisure Equipment & Products — 0.8%
Equinox Holdings, Inc., New Initial Term Loan (First Lien), 5.50%, 1/31/20	USD	3,287	$3,299,088
Fender Musical Instruments Corp., Initial Loan, 5.75%, 4/03/19		983	985,809
FGI Operating Co. LLC, Term B Loan, 5.50%, 4/19/19		3,368	3,375,993
Leslie’s Poolmart, Inc., Tranche B Term Loan, 5.25%, 10/16/19		8,064	8,116,912
SRAM LLC, Term Loan (First Lien), 4.00% - 5.25%, 4/10/20		2,600	2,580,344

			18,358,146
Life Sciences Tools & Services — 0.5%
Patheon, Inc., Initial Term Loan, 7.25% - 8.25%, 12/14/18		1,821	1,834,897
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), 2013 Term Loan, 4.25%, 12/05/18		9,919	9,906,626

			11,741,523
Machinery — 1.8%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (FKA Silver II U.S. Holdings LLC), Refinancing Term Loan, 4.00%, 12/13/19		5,405	5,354,132
Alliance Laundry Systems LLC:
Initial Term Loan (First Lien), 4.25%, 12/10/18		1,447	1,447,823
Initial Term Loan (Second Lien), 9.50%, 12/10/19		1,023	1,029,119
Ameriforge Group, Inc.:
Initial Term Loan (First Lien), 5.00%, 12/19/19		3,961	3,958,194
Initial Term Loan (Second Lien), 8.75%, 12/21/20		1,430	1,442,513
BakerCorp International, Inc. (FKA B-Corp Holdings, Inc.), Term Loan, 4.25%, 2/07/20		4,131	4,114,938
Bombardier Recreational Products, Inc., Term B Loan, 5.00%, 1/30/19		833	831,927
FPC Holdings, Inc., Initial Loan (First Lien), 5.25%, 11/19/19		3,179	3,067,759
Ina Beteiligungsgesellschaft Mit Beschrankter Haftung (FKA Schaeffler AG), Facility C (USD), 4.25%, 1/27/17		545	545,845
Rexnord LLC/RBS Global, Inc., Term B Loan, 4.00%, 8/21/20		5,132	5,074,499
Terex Corp., New Euro Term Loan, 5.00%, 4/28/17	EUR	235	313,528
Thermasys Corp., Term Loan, 5.25%, 5/03/19	USD	3,815	3,767,313
Wabash National, Tranche B-1 Loan, 4.50%, 5/08/19		4,046	4,056,096
Windsor Financing LLC, Term B Facility, 6.25%, 12/05/17		4,313	4,415,860

			39,419,546
Marine — 0.7%
HGIM Corp.:
Term A Loan, 5.00%, 6/18/18		2,800	2,800,000
Term B Loan, 5.50%, 6/18/20		4,825	4,837,063

See Notes to Consolidated Financial Statements.

14	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Marine (concluded)
State Class Tankers II LLC, Initial Term Loan, 6.75%, 6/20/20	USD	7,605	$7,643,025

			15,280,088
Media — 6.6%
Advanstar Communications, Inc., Term Loan (Second Lien), 9.50%, 6/05/20		2,775	2,768,063
Catalina Marketing Corp., 2017 Term Loan, 5.68%, 9/29/17		3,372	3,405,857
Cengage Learning Acquisitions, Inc. (Thomson Learning):
Original Term Loan, 4.75%, 7/03/14		1,812	1,293,062
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		1,240	875,734
Cequel Communications LLC, Term Loan, 3.50%, 2/14/19		2,025	2,026,285
Charter Communications Operating LLC, Term E Loan, 3.00%, 7/01/20		2,990	2,957,618
Clear Channel Communications, Inc.:
Tranche B Term Loan, 3.83%, 1/29/16		1,782	1,660,869
Tranche C Term Loan, 3.83%, 1/29/16		291	266,195
Tranche D Term Loan, 6.93%, 1/30/19		16,425	15,065,022
Cumulus Media Holdings, Inc., Term Loan (First Lien 2012), 4.50%, 9/17/18		3,062	3,074,537
FoxCo Acquisition Sub LLC, Initial Term Loan, 5.50%, 7/14/17		4,969	4,984,947
Gray Television, Inc., Initial Term Loan, 4.75%, 10/12/19		4,910	4,942,708
Harron Communications LP, Term Loan B, 2.75%, 6/20/20		5,302	5,305,973
Hemisphere Media Holdings LLC (International Espanol, Inc.), Initial Term Loan, 6.25%, 7/30/20		5,580	5,580,000
Kabel Deutschland GmbH, Facility F1, 3.25%, 2/01/19		629	627,981
Kasima LLC (Digital Cinema Implementation Partners LLC), Term Loan, 3.25%, 5/17/21		4,815	4,805,996
Lions Gate Entertainment, Loan, 5.00%, 7/19/20		2,715	2,717,253
Live Nation Entertainment, Inc., Term B-1 Loan, 3.50%, 8/17/20		3,795	3,800,920
Midcontinent Communications, Term B Loan, 2.75%, 7/30/20		1,817	1,816,845
MTL Publishing LLC (EMI Music Publishing Group North America Holdings, Inc.), Term B Loan, 4.25%, 6/29/18		4,521	4,535,568
NEP/NCP Holdco, Inc.:
Refinanced New Term Loan (First Lien), 4.75%, 1/22/20		8,811	8,828,346
Term Loan (Second Lien), 9.50%, 7/22/20		1,383	1,411,385
Nielsen Finance LLC, Class E Dollar Term Loan, 2.94%, 5/01/16		5,673	5,689,722
Salem Communications Corp., Term Loan, 4.50%, 3/13/20		3,498	3,513,753
Sinclair Television Group, Inc., New Tranche B Term Loan, 3.00%, 4/09/20		2,494	2,487,516
Springer SBM Two GmbH, Initial Term B2 Loan, 5.00%, 8/10/20		9,460	9,371,360
Univision Communications, Inc.:
2013 Converted Extended First-Lien Term Loan, 4.50%, 3/01/20		6,825	6,803,717
2013 New First-Lien Term Loan, 4.50%, 3/01/20		7,082	7,053,921

Floating Rate Loan Interests (b)	Par (000)		Value
Media (concluded)
UPC Financing Partnership:
Facility AG, 0.00% - 3.88%, 3/31/21	EUR	2,905	$3,837,711
Facility AH, 3.25%, 6/30/21	USD	730	726,439
Virgin Media Investment Holdings Ltd.:
B Facility, 3.50%, 6/08/20		7,980	7,939,861
C Facility, 4.50%, 6/08/20	GBP	5,450	8,469,971
WideOpenWest Finance LLC, Term B Loan, 4.75%, 4/01/19	USD	3,079	3,096,805
WMG Acquisitions Corp., Tranche B Refinancing Term Loan, 3.75%, 7/01/20		6,880	6,859,910

			148,601,850
Metals & Mining — 1.8%
Constellium Holdco BV (Constellium France SAS), Initial Dollar Term Loan, 6.00%, 3/25/20		7,636	7,807,669
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.), Term Loan, 5.25%, 10/18/17		13,889	13,936,313
Novelis, Inc., Initial Term Loan, 3.75%, 3/10/17		9,820	9,810,093
Walter Energy, Inc. (FKA Walter Industries, Inc.):
A Term Loan, 5.77% - 5.78%, 4/01/16		1,196	1,140,565
B Term Loan, 6.75%, 4/02/18		7,255	6,910,210

			39,604,850
Multiline Retail — 0.7%
99¢ Only Stores, Tranche B-1 Loan, 5.25% - 6.25%, 1/11/19		1,964	1,976,778
Evergreen Acqco 1 LP, New Term Loan, 5.00%, 7/09/19		6,432	6,462,240
Hema Holding BV:
Extended Facility B, 4.50%, 12/06/17	EUR	806	1,063,893
Extended Facility C, 4.50%, 12/06/17		739	974,310
J.C. Penney Corp., Inc., Loan, 6.00%, 5/22/18	USD	4,245	4,137,092

			14,614,313
Multi-Utilities — 0.1%
Power Borrower LLC, Initial Term Loan (Second Lien), 8.25%, 11/06/20		1,125	1,102,500
Power Buyer LLC, Initial Term Loan (First Lien), 4.25%, 5/06/20		2,013	1,990,683

			3,093,183
Oil, Gas & Consumable Fuels — 2.5%
Bronco Midstream Funding LLC, Term Loan, 4.00%, 8/15/20		8,690	8,668,275
Chesapeake Energy Corp., Loan, 5.75%, 12/02/17		13,750	14,002,038
EP Energy LLC (FKA Everest Acquisition LLC):
Tranche B-2 Loan, 4.50%, 4/30/19		1,125	1,124,628
Tranche B-3 Loan, 3.50%, 5/24/18		6,030	6,002,383
GIM Channelview Cogeneration LLC, Term Loan, 4.25%, 5/08/20		2,745	2,749,584
MEG Energy Corp., New Term Loan, 3.75%, 3/31/20		3,968	3,973,419
Murray Energy Corp., Term Loan B, 4.75%, 5/10/19		3,235	3,228,530

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013	15

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Obsidian Natural Gas Trust, Loan, 7.00%, 11/02/15	USD	687	$686,856
Philadelphia Energy Solutions Refining & Marketing LLC, Initial Term Loan, 6.25%, 4/04/18		4,735	4,545,600
Quicksilver Resources, Inc., Loan (Second Lien), 7.00%, 6/21/19		2,335	2,218,250
Ruby Western Pipeline Holdings LLC (Ruby Western Pipeline Holdings B LLC), Loan, 3.50%, 3/27/20		2,671	2,657,858
Samson Investment Co., Initial Term Loan (Second Lien), 6.00%, 9/25/18		3,075	3,088,469
Tesoro Corp., Initial Term Loan, 2.51%, 5/30/16		4,185	4,187,986

			57,133,876
Paper & Forest Products — 0.2%
NewPage Corp., Term Loan, 7.75%, 12/21/18		4,574	4,637,812
Personal Products — 0.2%
NBTY, Inc., Term B-2 Loan, 3.50%, 10/01/17		2,934	2,944,315
Prestige Brands, Inc., Term B-1 Loan, 3.75% - 5.00%, 1/31/19		2,274	2,286,748

			5,231,063
Pharmaceuticals — 3.0%
Aptalis Pharma, Inc. (FKA Axcan Intermediate Holdings, Inc.), Term B-1 Loan, 5.50%, 2/10/17		10,326	10,345,601
Capsugel Holdings U.S., Inc., Initial Term Loan, 4.25%, 8/01/18		3,148	3,169,876
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Term Borrowing, 6.50%, 12/31/17		1,605	1,610,024
inVentiv Health, Inc. (FKA Ventive Health, Inc.):
Consolidated Term Loan, 7.50%, 8/04/16		6,744	6,575,574
Term B-3 Loan, 7.75%, 5/15/18		1,619	1,586,275
Par Pharmaceutical Cos., Inc. (Par Pharmaceutical, Inc.), Additional Term B-1 Loan, 4.25%, 9/30/19		14,344	14,268,187
Quintiles Transnational Corp., Term B-2 Loan, 4.00%, 6/08/18		5,445	5,460,017
RPI Finance Trust, New Term Loan, 4.00%, 11/09/18		676	677,878
Valeant Pharmaceuticals International, Inc.:
Series C-1 Tranche B Term Loan, 4.38%, 12/11/19		3,752	3,759,604
Series D-1 Tranche B Term Loan, 4.38%, 2/13/19		5,993	6,009,441
Series E Tranche B Term Loan, 4.50%, 8/05/20		11,000	11,087,393
Warner Chilcott Corp.:
Additional Term B-1 Loan, 4.25%, 3/15/18		585	585,535
Term B-1 Loan, 4.25%, 3/15/18		1,344	1,345,055
WC Luxco S.à r.l. (Warner Chilcott), Term B-3 Loan, 4.25%, 3/15/18		1,059	1,059,927

			67,540,387
Professional Services — 1.3%
Crossmark Holdings, Inc., Term Loan (First Lien), 4.50%, 12/20/19		3,682	3,660,810

Floating Rate Loan Interests (b)	Par (000)		Value
Professional Services (concluded)
Interactive Data Corp., Refinanced Term Loan, 3.75%, 2/11/18	USD	8,638	$8,614,213
On Assignment, Inc., Initial Term B Loan, 3.50%, 5/15/20		2,590	2,576,948
Trans Union LLC, 2013 Replacement Term Loan, 4.25%, 2/08/19		7,358	7,399,400
Trinet HR Corp. (SOI Holdings, Inc.):
Term Loan B1, 3.75%, 8/12/16		2,730	2,723,175
Term Loan B2, 4.00%, 8/14/20		3,525	3,489,750

			28,464,296
Real Estate Investment Trusts (REITs) — 0.5%
iStar Financial, Inc., Loan, 4.50%, 10/15/17		12,298	12,298,165
Real Estate Management & Development — 1.0%
Realogy Corp.:
Extended Synthetic Commitment, 0.03% - 4.40%, 10/10/16		976	981,830
Initial Term B Loan, 4.50%, 3/05/20		22,174	22,296,371
Non-Extended Synthetic Commitment, 0.03% - 3.15%, 10/10/13		135	132,833

			23,411,034
Road & Rail — 0.3%
SIRVA Worldwide, Inc., Loan, 7.50%, 3/27/19		4,080	4,069,576
Transtar Holding Co., Term Loan (First Lien), 5.50%, 10/09/18		3,077	3,092,134

			7,161,710
Semiconductors & Semiconductor Equipment — 0.7%
Freescale Semiconductor, Inc.:
Tranche B-3 Term Loan, 4.25%, 12/01/16		1,197	1,205,978
Tranche B-4 Term Loan, 5.00%, 3/01/20		8,459	8,485,953
NXP BV:
Tranche A-1 Loan, 4.50%, 3/03/17		1,181	1,198,063
Tranche C Loan, 4.75%, 1/10/20		3,706	3,756,189

			14,646,183
Software — 4.1%
Blackboard, Inc., Term B-2 Loan, 6.25%, 10/04/18		571	573,130
BMC Software, Inc., Term Loan (USD), 4.00%, 8/07/20		10,180	10,158,826
CCC Information Services, Inc. (FKA CCC Holdings, Inc.), Term Loan, 4.00%, 12/20/19		1,542	1,536,467
First Data Corp.:
2017 New Dollar Term Loan, 4.00%, 3/24/17		2,850	2,821,500
2018 Dollar Term Loan, 4.18%, 3/23/18		21,818	21,587,872
2018B New Term Loan, 4.18%, 9/24/18		6,165	6,087,937
Infor (U.S.), Inc. (FKA Lawson Software, Inc.):
Tranche B-2 Term Loan, 5.25%, 4/05/18		12,379	12,443,024
Tranche B-3 Term Loan, 2.75%, 6/03/20		3,325	3,299,231
Sabre, Inc., Term B Loan, 5.25%, 2/19/19		5,025	5,069,621
Sophia LP, Term B Loan, 4.50%, 7/19/18		3,833	3,844,712
SS&C Technologies Holdings Europe S.à r.l., 2013 Replacement Term B-2 Loan, 3.50%, 6/07/19		450	449,680

See Notes to Consolidated Financial Statements.

16	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Software (concluded)
SS&C Technologies, Inc./Sunshine Acquisition II, Inc., 2013 Replacement Term B-1 Loan, 3.50%, 6/07/19	USD	4,352	$4,346,904
Stoneriver Group LP:
Initial Term Loan (First Lien), 4.50%, 11/30/19		4,845	4,820,775
Initial Term Loan (Second Lien), 8.50%, 5/30/20		3,975	4,007,197
SunGard Data Systems, Inc. (Solar Capital Corp.):
Tranche D Term Loan, 4.50%, 1/31/20		1,886	1,900,817
Tranche E Term Loan, 4.00%, 3/08/20		3,741	3,762,844
Websense, Inc.:
Loan (Second Lien), 8.25%, 12/24/20		2,545	2,535,456
Term Loan (First Lien), 4.50%, 6/25/20		2,810	2,806,487

			92,052,480
Specialty Retail — 3.5%
Academy Ltd., Initial Term Loan (2012), 4.50%, 8/03/18		7,524	7,551,366
Armored AutoGroup, Inc. (FKA Viking Acquisition, Inc.), New Term Loan, 6.00%, 11/05/16		884	861,580
David’s Bridal, Inc., Initial Term Loan, 5.00%, 10/11/19		9,000	9,046,934
The Gymboree Corp., Term Loan, 5.00%, 2/23/18		599	574,332
Harbor Freight Tools USA, Inc., Initial Loan, 4.75%, 7/26/19		6,533	6,591,545
J. Crew Group, Inc., Term B-1 Loan, 4.00%, 3/07/18		3,540	3,534,024
Jo-Ann Stores, Inc., Term B Loan, 4.00%, 3/16/18		2,980	2,978,599
Michaels Stores, Inc., Term B Loan, 3.75%, 1/28/20		10,239	10,268,110
The Neiman Marcus Group, Inc., Term Loan, 4.00%, 5/16/18		7,280	7,273,946
Party City Holdings, Inc., 2013 Replacement Term Loan, 4.25%, 7/27/19		15,165	15,124,206
PetCo Animal Supplies, Inc., New Loans, 4.00%, 11/24/17		6,921	6,943,307
Things Remembered, Inc., Term Loan, 8.00%, 5/24/18		1,796	1,786,977
Toys ’R’ Us-Delaware, Inc.:
Term B-2 Loan, 5.25%, 5/25/18		473	457,294
Term B-3 Loan, 5.25%, 5/25/18		954	918,183
The Yankee Candle Co., Inc., Initial Term Loan, 5.25%, 4/02/19		4,527	4,553,884

			78,464,287
Textiles, Apparel & Luxury Goods — 0.5%
Burlington Coat Factory Warehouse Corp., Term B-2 Loan, 4.25%, 2/23/17		1,271	1,280,305
PVH Corp. (FKA Phillips-Van Heusen Corp.), Tranche B Term Loan, 3.25%, 2/13/20		5,366	5,380,915
True Religion Apparel, Inc., Initial Term Loan (First Lien), 5.88%, 7/30/19		1,195	1,127,040
Wolverine World Wide, Inc., Tranche B Term Loan, 4.00% - 5.25%, 10/09/19		2,424	2,435,696

			10,223,956
Thrifts & Mortgage Finance — 0.1%
Ocwen Loan Servicing, Initial Term Loan, 5.00%, 2/15/18		2,923	2,950,440

Floating Rate Loan Interests (b)	Par (000)		Value
Trading Companies & Distributors — 0.5%
American Builders & Contractors Supply Co., Inc., Term B Loan, 3.50%, 4/16/20	USD	11,860	$11,782,910
Transportation Infrastructure — 0.0%
Road Infrastructure Investment LLC, Term Loan (First Lien), 6.25%, 3/30/18		902	906,154
Wireless Telecommunication Services — 0.3%
Cricket Communications, Inc., Term Loan, 4.75%, 10/10/19		1,739	1,742,972
Syniverse Holdings, Inc., Tranche B Term Loan, 4.00%, 4/23/19		4,000	4,017,520

			5,760,492
Total Floating Rate Loan Interests — 85.3%			1,913,536,111

Other Interests (d)		Beneficial Interest (000)
Chemicals — 0.0%
Wellman Holdings, Inc.		8,250	82
Diversified Financial Services — 0.0%
J.G. Wentworth LLC Preferred Equity Interests (c)		1	823,529
Total Other Interests — 0.0%			823,611

Warrants (e)		Shares
Media — 0.0%
New Vision Holdings LLC:
(Issued 3/21/11, Expires 9/30/14, Strike Price $25)		7,419	13,636
(Issued 3/21/11, Expires 9/30/14, Strike Price $29.40)		41,217	63,021
Total Warrants — 0.0%			76,657
Total Long-Term Investments (Cost — $2,050,755,074) — 91.7%			2,054,634,699

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (f)(g)		291,929,015	291,929,015
Total Short-Term Securities (Cost — $291,929,015) — 13.0%			291,929,015
Total Investments (Cost — $2,342,684,089) — 104.7%			2,346,563,714
Liabilities in Excess of Other Assets — (4.7)%			(104,375,268)

Net Assets — 100.0%			$2,242,188,446

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013	17

Consolidated Schedule of Investments (continued)

Notes to Consolidated Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(e)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(f)	Investments in issuers considered to be an affiliate of the Fund during the year ended August 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at August 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	105,813,605	186,115,410	291,929,015	$229,042	$1,874

(g)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of August 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	8,596,370	EUR	6,440,000	Barclays Bank PLC	9/25/13	$84,271
USD	7,962,547	EUR	5,926,000	UBS AG	9/25/13	129,831
USD	4,414,723	CAD	4,594,000	JPMorgan Chase Bank N.A.	10/22/13	58,965
USD	15,399,747	GBP	10,212,000	Deutsche Bank AG	10/22/13	(419,227)
Total						$(146,160)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Consolidated Financial Statements.

18	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$12,922,205	$26,465,211	$39,387,416
Common Stocks	$1,049,124	2,189,755	31,321	3,270,200
Corporate Bonds.	—	97,540,704	—	97,540,704
Floating Rate Loan Interests	—	1,724,026,947	189,509,164	1,913,536,111
Other Interests	—	—	823,611	823,611
Warrants	—	—	76,657	76,657
Short-Term Securities	291,929,015	—	—	291,929,015
Unfunded Loan Commitments	—	73,045	—	73,045
Liabilities:
Unfunded Loan Commitments	—	(1,614)	—	(1,614)
Total	$292,978,139	$1,836,751,042	$216,905,964	$2,346,635,145

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts.	—	$273,067	—	$273,067
Liabilities:
Foreign currency exchange contracts.	—	(419,227)	—	(419,227)
Total	—	$(146,160)	—	$(146,160)

[1] Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2013, such assets are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash	$12,702,184	—	—	$12,702,184
Foreign currency at value	57,465	—	—	57,465
Total	$12,759,649	—	—	$12,759,649

There were no transfers between Level 1 and Level 2 during the year ended August 31, 2013.

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013	19

Consolidated Schedule of Investments (concluded)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Floating Rate Loan Interests	Other Interests	Warrants	Total
Assets:
Opening Balance, as of August 31, 2012	—	$18,010	$38,764,070	$2,470,669	—	$41,252,749
Transfers into Level 3	—	—	14,008,947	—	—	14,008,947
Transfers out of Level 3	—	—	(12,047,863)	—	—	(12,047,863)
Accrued discounts/premiums	$32,768	—	57,565	—	—	90,333
Net realized gain (loss)	—	—	245,607	—	—	245,607
Net change in unrealized appreciation/depreciation[2]	(159,632)	13,311	454,366	(1,647,058)	$76,657	(1,262,356)
Purchases	26,592,075	—	189,967,241	—	—	216,559,316
Sales	—	—	(41,940,769)	—	—	(41,940,769)
Closing Balance, as of August 31, 2013	$26,465,211	$31,321	$189,509,164	$823,611	$76,657	$216,905,964

[2]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2013 was $(898,319).

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Consolidated Financial Statements.

20	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013

Consolidated Statement of Assets and Liabilities

August 31, 2013
Assets
Investments at value — unaffiliated (cost — $2,050,755,074)	$2,054,634,699
Investments at value — affiliated (cost — $291,929,015)	291,929,015
Cash	12,702,184
Foreign currency at value (cost — $57,173)	57,465
Investments sold receivable	26,442,806
Unrealized appreciation on foreign currency exchange contracts	273,067
Unrealized appreciation on unfunded loan commitments	73,045
Capital shares sold receivable	14,615,544
Interest receivable	10,479,062
Receivable from Manager	97,863
Dividends receivable — affiliated	9,317
Prepaid expenses	88,764

Total assets	2,411,402,831

Liabilities
Investments purchased payable	157,311,776
Unrealized depreciation on foreign currency exchange contracts	419,227
Unrealized depreciation on unfunded loan commitments	1,614
Income dividends payable	3,457,513
Capital shares redeemed payable	5,660,456
Investment advisory fees payable	1,206,026
Service and distribution fees payable	289,424
Other affiliates payable	122,948
Officer’s and Trustees’ fees payable	8,546
Other accrued expenses payable	736,855

Total liabilities	169,214,385

Net Assets	$2,242,188,446

Net Assets Consist of
Paid-in capital	$2,350,907,069
Distributions in excess of net investment income	(191,956)
Accumulated net realized loss	(112,506,970)
Net unrealized appreciation/depreciation	3,980,303

Net Assets	$2,242,188,446

Net Asset Value
Institutional — Based on net assets of $1,372,062,404 and 131,591,826 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.43

Investor A — Based on net assets of $659,909,583 and 63,314,262 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.42

Investor C — Based on net assets of $123,040,497 and 11,806,350 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.42

Investor C1 — Based on net assets of $87,175,962 and 8,364,205 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.42

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013	21

Consolidated Statement of Operations

Year Ended August 31, 2013
Investment Income
Interest	$80,591,892
Dividends — affiliated	229,042
Dividends — unaffiliated	408,201

Total income	81,229,135

Expenses
Investment advisory	8,645,519
Service and distribution — class specific	2,810,638
Administration	1,046,536
Transfer agent — class specific	812,658
Administration — class specific	351,041
Professional	256,669
Registration	153,596
Custodian	85,991
Officer and Trustees	42,381
Printing	31,821
Miscellaneous	438,895
Recoupment of past waived fees — fund level	267,642
Recoupment of past waived fees — class specific	47,757

Total expenses	14,991,144
Less fees waived by Manager	(194,883)
Less administration fees waived — class specific	(39,477)
Less transfer agent fees waived — class specific	(270)
Less transfer agent fees reimbursed — class specific	(112,404)

Total expenses after fees waived and reimbursed	14,644,110

Net investment income	66,585,025

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	14,204,110
Capital gain distributions received from affiliated investment companies	1,874
Swaps	(1,002,251)
Foreign currency transactions	(793,129)

12,410,604

Net change in unrealized appreciation/depreciation on:
Investments	(2,067,145)
Swaps	644,280
Unfunded loan commitments	71,431
Foreign currency translations	314,729

(1,036,705)

Total realized and unrealized gain	11,373,899

Net Increase in Net Assets Resulting from Operations	$77,958,924

See Notes to Consolidated Financial Statements.

22	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013

Consolidated Statements of Changes in Net Assets

	Year Ended August 31,
Increase in Net Assets:	2013	2012

Operations
Net investment income	$66,585,025	$38,715,650
Net realized gain (loss)	12,410,604	(17,285,112)
Net change in unrealized appreciation/depreciation	(1,036,705)	55,228,250

Net increase in net assets resulting from operations	77,958,924	76,658,788

Dividends to Shareholders From[1]
Net investment income:
Institutional	(40,073,265)	(15,243,251)
Investor A	(22,653,027)	(16,778,801)
Investor C	(2,450,507)	(1,457,566)
Investor C1	(3,465,689)	(4,900,457)

Decrease in net assets resulting from dividends to shareholders	(68,642,488)	(38,380,075)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	1,163,972,508	271,243,210

Redemption Fees
Redemption fees	51,363	95,889

Net Assets
Total increase in net assets	1,173,340,307	309,617,812
Beginning of year	1,068,848,139	759,230,327

End of year	$2,242,188,446	$1,068,848,139

Undistributed (distributions in excess of) net investment income, end of year	$(191,956)	$2,555,030

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013	23

Financial Highlights

	Institutional			Investor A
	Year Ended August 31,		Period March 21, 2011[1] to August 31, 2011	Year Ended August 31,
	2013[2]	2012[2]		2013[2]	2012[2]	2011[3]	2010[3]	2009[3]
Per Share Operating Performance
Net asset value, beginning of period	$10.32	$9.83	$10.32	$10.31	$9.83	$9.98	$9.42	$10.50

Net investment income[4]	0.45	0.50	0.21	0.42	0.47	0.36	0.47	0.51
Net realized and unrealized gain (loss)	0.13 [5]	0.49 [5]	(0.50)[5]	0.12 [5]	0.48 [5]	(0.15)[5]	0.56	(1.09)

Net increase (decrease) from investment operations	0.58	0.99	(0.29)	0.54	0.95	0.21	1.03	(0.58)

Dividends from net investment income[6]	(0.47)	(0.50)	(0.20)	(0.43)	(0.47)	(0.36)	(0.47)	(0.50)

Net asset value, end of period	$10.43	$10.32	$9.83	$10.42	$10.31	$9.83	$9.98	$9.42

Total Investment Return[7]
Based on net asset value	5.67%	10.29%	(2.86)%[8]	5.35%	9.80%	2.84%	11.20%	(4.69)%

Ratios to Average Net Assets
Total expenses	0.73%	0.80%	0.86%[9,10]	1.02%	1.11%	1.48%[11]	1.53%[11]	1.53%[11]

Total expenses excluding recoupment of past waived fees	0.71%	0.80%	0.86%[9,10]	1.00%	1.10%	1.48%[11]	1.53%[11]	1.53%[11]

Total expenses after fees waived and reimbursed	0.70%	0.70%	0.70%[10]	1.01%	1.05%	1.41%[11]	1.53%[11]	1.53%[11]

Net investment income	4.25%	4.95%	4.52%[10]	3.99%	4.60%	4.12%[11]	4.82%[11]	5.97%[11]

Supplemental Data
Net assets, end of period (000)	$1,372,062	$484,591	$249,255	$659,910	$436,960	$347,363	$298,135	$311,662

Portfolio turnover of the Master LLC	—	—	—	—	—	45%[12]	108%	47%

Portfolio turnover	91%	60%	46%	91%	60%	46%[13]	—	—

[1]	Commencement of operations.

[2]	Consolidated Financial Highlights.

[3]

On March 21, 2011, BlackRock Senior Floating Rate Fund, Inc. and BlackRock Senior Floating Rate Fund II, Inc. were reorganized into the Fund. The activity in the table pre- sented above is for the accounting survivor, BlackRock Senior Floating Rate Fund, Inc., for the periods prior to the date of the reorganization and for the post-reorganization fund thereafter. The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 0.76034411.

[4]	Based on average shares outstanding.

[5]	Includes redemption fees, which are less than $0.005 per share.

[6]	Dividends are determined in accordance with federal income tax regulations.

[7]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[8]	Aggregate total investment return.

[9]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional would have been 0.88%.

[10]	Annualized.

[11]	Includes the Fund’s share of the Master Senior Floating Rate LLC’s (the “Master LLC”) allocated expenses and/or net investment income.

[12]	For the period September 1, 2010 through March 20, 2011.

[13]

Prior to the reorganization on March 21, 2011, BlackRock Senior Floating Rate Fund, Inc. invested all of its assets in Master LLC. The rate shown is that of the post- reorganization stand alone fund for the period March 21, 2011 to August 31, 2011.

See Notes to Consolidated Financial Statements.

24	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013

Financial Highlights (concluded)

	Investor C			Investor C1
	Year Ended August 31,		Period March 21, 2011[1] to August 31, 2011	Year Ended August 31,		Period March 21, 2011[1] to August 31, 2011
	2013[2]	2012[2]		2013[2]	2012[2]
Per Share Operating Performance
Net asset value, beginning of period	$10.31	$9.82	$10.32	$10.31	$9.83	$10.32

Net investment income[3]	0.34	0.39	0.16	0.37	0.42	0.17
Net realized and unrealized gain (loss)[4]	0.12	0.49	(0.51)	0.12	0.48	(0.50)

Net increase (decrease) from investment operations	0.46	0.88	(0.35)	0.49	0.90	(0.33)

Dividends from net investment income[5]	(0.35)	(0.39)	(0.15)	(0.38)	(0.42)	(0.16)

Net asset value, end of period	$10.42	$10.31	$9.82	$10.42	$10.31	$9.83

Total Investment Return[6]
Based on net asset value	4.56%	8.98%	(3.43)%[7]	4.84%	9.28%	(3.22)%[7]

Ratios to Average Net Assets
Total expenses	1.77%	1.86%	1.92%[8,9]	1.51%	1.58%	1.64%[8,9]

Total expenses excluding recoupment of past waived fees	1.74%	1.86%	1.92%[8,9]	1.49%	1.58%	1.64%[8,9]

Total expenses after fees waived and reimbursed	1.76%	1.80%	1.77%[9]	1.49%	1.54%	1.53%[9]

Net investment income	3.19%	3.85%	3.45%[9]	3.55%	4.15%	3.68%[9]

Supplemental Data
Net assets, end of period (000)	$123,040	$46,765	$34,502	$87,176	$100,532	$128,110

Portfolio turnover	91%	60%	46%	91%	60%	46%

[1]	Commencement of operations.

[2]	Consolidated Financial Highlights.

[3]	Based on average shares outstanding.

[4]	Includes redemption fees, which are less than $0.005 per share.

[5]	Dividends are determined in accordance with federal income tax regulations.

[6]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[7]	Aggregate total investment return.

[8]

Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C and Investor C1 would have been 1.94% and 1.66%, respectively.

[9]	Annualized.

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013	25

Notes to Consolidated Financial Statements

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. These financial statements relate to one series of the Trust, BlackRock Floating Rate Income Portfolio (“Floating Rate Income” or the “Fund”). The Fund is classified as diversified. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C and Investor C1 Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Investor C1 Shares are only available for issuance to shareholders of BlackRock Senior Floating Rate Fund II, Inc. in connection with such fund’s reorganization. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Basis of Consolidation: The accompanying consolidated financial statements include the account of SFR Subsidiary, LLC (the “Taxable Subsidiary”), which is a wholly owned taxable subsidiary of the Fund. The Taxable Subsidiary enables the Fund to hold an investment in J.G. Wentworth LLC Preferred Equity Interests, an operating partnership, and satisfy regulated investment company tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations. The Fund may invest up to 25% of its total assets in the Taxable Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the

26	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013

Notes to Consolidated Financial Statements (continued)

current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts and swaps), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/ deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013	27

Notes to Consolidated Financial Statements (continued)

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for the four periods ended September 30, 2010, August 31, 2011, August 31, 2012 and August 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Consolidated Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may have to subsequently reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and

28	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013

Notes to Consolidated Financial Statements (continued)

companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations. As of August 31, 2013, the Fund had the following unfunded floating rate loan interests:

Borrower	Unfunded Floating Rate Loan Interests	Value of Underlying Floating Rate Loan Interests	Unrealized Appreciation (Depreciation)
Media General, Inc	$6,133,416	$6,206,461	$73,045
Power Buyer LLC	$250,449	$248,835	$(1,614)

Forward Commitments and When-Issued Delayed Delivery Securities:

The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Consolidated Schedule of Investments.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013	29

Notes to Consolidated Financial Statements (continued)

use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of August 31, 2013
	Derivative Assets
	Consolidated Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$273,067

	Derivative Liabilities
	Consolidated Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$419,227

30	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013

Notes to Consolidated Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations Year Ended August 31, 2013
Net Realized Loss From
Foreign currency exchange contracts:
Foreign currency transactions	$(314,936)
Credit contracts:
Swaps	(1,002,251)

Total	$(1,317,187)

Net Change in Unrealized Appreciation/ Depreciation on
Foreign currency exchange contracts:
Foreign currency translations	$310,264
Credit contracts:
Swaps	644,280

Total	$954,544

For the year ended August 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	6
Average US dollar amounts purchased	$29,128,264
Credit default swaps:
Average number of contracts - sell protection	1
Average notional value - sell protection	$299,750

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500%
$2 Billion - $3 Billion	0.475%
Greater than $3 Billion	0.450%

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013	31

Notes to Consolidated Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Consolidated Statement of Operations. For the year ended August 31, 2013, the amount waived was $171,434.

The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Taxable Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%
Investor C1	0.25%	0.50%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Investor C1 shareholders.

For the year ended August 31, 2013, the following table shows the class specific service and/or distribution fees borne directly by each class of the Fund:

Investor A	$1,372,757
Investor C	730,106
Investor C1	707,775
Total	$2,810,638

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended August 31, 2013, the Fund paid $58,150 to affiliates in return for these services, which is included in transfer agent — class specific in the Consolidated Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended August 31, 2013, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	$2,297
Investor A	6,434
Investor C	1,287
Investor C1	946
Total	$10,964

For the year ended August 31, 2013, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	$354,029
Investor A	353,291
Investor C	50,611
Investor C1	54,727
Total	$812,658

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Fund. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of the Fund. The combined administration fee, which is shown as administration in the Consolidated Statement of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 Million	0.075%
$500 million - $1 Billion	0.065%
Greater than $1 Billion	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Consolidated Statement of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee — Class Specific
First $500 Million	0.025%
$500 Million - $1 Billion	0.015%
Greater than $1 Billion	0.005%

32	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013

Notes to Consolidated Financial Statements (continued)

For the year ended August 31, 2013, the Fund paid $1,107,471 to the Manager in return for these services, which is included in administration and administration — class specific in the Consolidated Statement of Operations.

For the year ended August 31, 2013, the following table shows the class specific administration fees borne directly by each class of the Fund:

Institutional	$177,821
Investor A	131,380
Investor C	18,217
Investor C1	23,623
Total	$351,041

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a share class which is included in administration fees waived — class specific in the Consolidated Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets are as follows:

Institutional	0.70%
Investor A	1.05%
Investor C	1.80%
Investor C1	1.80%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to January 1, 2014 unless approved by the Board, including a majority of the independent trustees.

These amounts waived or reimbursed are included in fees waived by Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Consolidated Statement of Operations. For the year ended August 31, 2013, the amount included in fees waived by Manager was $23,449. Class specific expense waivers or reimbursements are as follows:

	Institutional	Investor A	Investor C	Total
Administration Fees Waived	$38,488	$893	$96	$39,477
Transfer Agent Fees Waived	$246	$9	$15	$270
Transfer Agent Fees Reimbursed	$112,331	—	$73	$112,404

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended August 31, 2013, the Manager recouped the following Fund level and class specific waivers:

Fund Level	$267,642
Investor A	$39,799
Investor C	$7,958

On August 31, 2013, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring August 31,
	2014	2015
Fund Level	$365,135	$23,449
Institutional	$164,692	$151,066
Investor A	—	$901
Investor C	—	$184

The following Fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on August 31, 2013:

Fund Level	$136,899
Institutional	$61,446

For the year ended August 31, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $79,032.

For the year ended August 31, 2013, affiliates received CDSCs or front-end sales charges relating to transactions in Investor A, Investor C and Investor C1 Shares of $65,609, $16,943 and $53, respectively.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Consolidated Statement of Operations.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013	33

Notes to Consolidated Financial Statements (continued)

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the year ended August 31, 2013, the purchase transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $7,433,107.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2013, were $2,465,050,699 and $1,433,781,132, respectively.

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2013 attributable to foreign currency transactions, the accounting for swap agreement and the expiration of capital loss carryforwards were reclassified to the following accounts:

Paid-in capital	$(945,546)
Distributions in excess of net investment income	$(689,523)
Accumulated net realized loss	$1,635,069

The tax character of distributions paid during the fiscal years ended August 31, 2013 and August 31, 2012 was as follows:

Ordinary income
8/31/2013	$68,642,488
8/31/2012	$38,380,075

As of August 31, 2013, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$1,117,680
Capital loss carryforwards	(111,798,139)
Net unrealized gains[1]	1,961,836
Total	$(108,718,623)

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts, the accounting for swap agreements, the tax deferral of losses on wash sales and the investment in a wholly owned subsidiary.

As of August 31, 2013, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,
2014	$2,561,691
2015	36,342,743
2016	23,949,741
2017	36,103,579
2018	5,675,863
No expiration date[2]	7,164,522
Total	$111,798,139

[2]	Must be utilized prior to losses subject to expiration.

As of August 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,344,848,716

Gross unrealized appreciation	$13,029,838
Gross unrealized depreciation	(11,314,840)

Net unrealized appreciation	$1,714,998

8. Bank Borrowings:

On April 25, 2013, the agreement with The Bank of Nova Scotia was terminated. On April 26, 2013, the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), became a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Participating Funds may borrow to fund shareholder redemptions. The agreement expires in April 2014. Of the aggregate $800 million commitment amount, $300 million is specifically designated to the Fund. The remaining $500 million commitment is available to all Participating Funds, but the Fund may borrow up to an additional $200 million of the remaining aggregate commitment, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a commitment fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which, along with commitment fees, were allocated to it based upon the portion of the aggregate commitment designated to the Fund and other considerations. The Fund did not borrow under the credit agreement during the year ended August 31, 2013.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate

34	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013

Notes to Consolidated Financial Statements (concluded)

and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended August 31, 2013		Year Ended August 31, 2012
	Shares	Amount	Shares	Amount
Institutional
Shares sold	118,027,689	$1,233,412,566	30,621,177	$312,965,406
Shares issued in reinvestment of dividends	2,787,257	29,100,158	1,252,863	12,736,184
Shares redeemed	(36,202,143)	(378,491,111)	(10,254,479)	(104,160,770)

Net increase	84,612,803	$884,021,613	21,619,561	$221,540,820

Investor A
Shares sold	34,535,963	$360,490,229	14,834,518	$151,485,509
Shares issued in reinvestment of dividends	1,614,723	16,841,630	1,046,811	10,635,214
Shares redeemed	(15,210,273)	(158,939,741)	(8,858,323)	(89,493,616)

Net increase	20,940,413	$218,392,118	7,023,006	$72,627,107

Investor C
Shares sold	8,430,233	$88,045,908	2,041,680	$20,805,896
Shares issued in reinvestment of dividends	191,549	1,998,125	110,721	1,124,673
Shares redeemed	(1,350,973)	(14,094,469)	(1,128,696)	(11,411,154)

Net increase	7,270,809	$75,949,564	1,023,705	$10,519,415

Investor C1
Shares sold	5,996	$62,523	908	$9,127
Shares issued in reinvestment of dividends	207,447	2,162,696	301,126	3,053,734
Shares redeemed	(1,599,019)	(16,616,006)	(3,591,450)	(36,506,993)

Net decrease	(1,385,576)	$(14,390,787)	(3,289,416)	$(33,444,132)

Total Net Increase	111,438,449	$1,163,972,508	26,376,856	$271,243,210

There is a 2% redemption fee on shares redeemed or exchanged within 30 days of purchase. The redemption fees are collected and retained by the Fund for the benefit of its remaining shareholders. The redemption fees are recorded as a credit to paid-in-capital. Effective April 8, 2013, the redemption fee was terminated and is no longer charged by the Fund.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013	35

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Floating Rate Income Portfolio and Board of Trustees of BlackRock Funds II:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds II (the “Fund”), as of August 31, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for the years ended August 31, 2013 and August 31, 2012, and financial highlights for each of the other periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the Consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Floating Rate Income Portfolio as of August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

October 29, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the fiscal year ended August 31, 2013:

	Payable Dates
Interest-Related Dividends for Non-US Residents[1]	September 2012 - December 2012	January 2013 - August 2013
	100.00%	98.60%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

36	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Floating Rate Income Portfolio (the “Fund”), a series of BlackRock Funds II (the “Trust”), met in person on April 9, 2013 (the “April Meeting”) and May 14-15, 2013 (the “May Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”), on behalf of the Fund, with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio man-

agers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013	37

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the

Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock:

The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings.

38	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that the Fund ranked in the third, third and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods compared to its Lipper Performance Universe. The Board was informed that, among other things, the single largest factor impacting performance during the periods was the portfolio management team’s bias towards higher-quality issues. Detractors for the one-year period included selection in the media non-cable and an overweight to the independent energy sector. For the three- and five-year periods, the Fund’s higher-quality bias employed created a drag versus competitors who benefited from a rally in lower-quality loan instruments (during 2009 and 2010).

The Board and BlackRock also discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund:

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the

Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis.

D. Economies of Scale:

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members:

The Board, including the Independent Board Members, also took into account other

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013	39

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2014, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

40	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Trustee	Since 2008	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 84 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc. (metals)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Trustee	Since 2008	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 84 Portfolios	Actavis, Inc. (pharmaceuticals)
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2008	Director, The China Business Group, Inc. (consulting and investing firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 84 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2008	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 84 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2008	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	28 RICs consisting of 84 Portfolios	None
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2008	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	28 RICs consisting of 84 Portfolios	Alcatel-Lucent (telecom- munications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2008	Professor, Harvard University since 1992.	28 RICs consisting of 84 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2008	Chairman of the Corporation, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	28 RICs consisting of 84 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2008	Shareholder and attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s, Inc. (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit), since 2008.	28 RICs consisting of 84 Portfolios	None

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013	41

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2008	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 84 Portfolios	None

[1]  Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removalas provided by the Trust’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in whichhe or she turns 74.

[2]  Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards wererealigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s Board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 282 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2008	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees; Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	28 RICs consisting of 84 Portfolios	BlackRock
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2008	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Adminis- trative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 282 Portfolios	None

[3]  Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and itsaffiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-endfunds and Directors of other BlackRock registered open-end funds. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

42	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor BlackRock Financial Management, Inc. New York, NY 10055	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013	43

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

44	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013	45

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

46	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2013

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

FRI-8/13-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Portfolio	$88,013	$82,500	$0	$0	$23,850	$22,850	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

2

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

3

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Portfolio	$23,850	$22,850

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: November 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: November 4, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: November 4, 2013

5